                                                                   Exhibit 10.50

                                AMENDMENT NO. ONE
                                       TO
                      MANUFACTURING AND PURCHASE AGREEMENT
                                     BETWEEN
                               BROCADE AND HON HAI

This Amendment Number One ("Amendment") to the Manufacturing and Purchase Agreement by and between Brocade Communications Systems, Inc. ("Brocade"), and Hon Hai Precision Industry Co., Ltd. ("Hon Hai"), dated February 27, 2003 ("Agreement") is entered into as of March __, 2003.

In consideration of the mutual covenants and promises set forth herein and for other good and valuable consideration, the receipt of which both parties hereby acknowledge, Brocade and Hon Hai agree as follows:

    1. Section 8.3. The first two sentences of Section 8.3 are deleted and replaced with the following:

                  Hon Hai will submit invoice(s) periodically to Brocade upon shipment of Product(s) for which the recipient takes delivery within the United States. (All Products for which the recipient takes delivery outside of the United States shall be governed by the agreement entered into by and between Brocade Switzerland SarL and Hon Hai, dated March __, 2003.)

    2. Section 19. Section 19 is deleted in its entirety and replaced with the following:

                  [THIS SECTION INTENTIONALLY LEFT BLANK]

    3. No Other Changes. Except as specified in this Amendment, the Agreement remains unchanged and in full force and effect.

    4. Counterparts. This Amendment may be executed in two or more counterparts, all of which, taken together, shall be regarded as one and the same instrument.

BROCADE COMMUNICATIONS SYSTEMS INC.          HON HAI

Signature:____________________________       Signature:_________________________

Name:     ____________________________       Name:     _________________________

Title:    ____________________________       Title:    _________________________

Brocade Confidential